UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2021
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2021, at the Company’s annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Amalgamated Financial Corp. Employee Stock Purchase Plan (the “Stock Purchase Plan”), which was previously adopted by the Board of Directors subject to stockholder approval. A description of the terms and conditions of the Stock Purchase Plan is included in the Company’s definitive proxy statement for the Annual Meeting (the “Definitive Proxy Statement”), filed with the U.S. Securities and Exchange Commission on March 29, 2021, which description is incorporated herein by reference. The Stock Purchase Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 31,115,136 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 28,641,689 shares, representing approximately 92% of the total outstanding shares. At the Annual Meeting, the stockholders voted on four proposals, as described in greater detail in the Definitive Proxy Statement and cast their votes as described below.

1.The following individuals were elected to serve as directors of the Company, each of whom will hold office until the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified. Votes cast were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Lynne Fox	27,618,191.98	532,760.00	840.00	489,897.00
Donald Bouffard, Jr.	25,440,827.98	2,709,647.00	1,317.00	489,897.00
Maryann Bruce	28,026,373.98	124,575.00	843.00	489,897.00
Patricia Diaz Dennis	25,442,274.98	2,708,679.00	838.00	489,897.00
Robert Dinerstein	27,653,163.98	497,100.00	1,528.00	489,897.00
Mark A. Finser	25,441,767.98	2,708,768.00	1,256.00	489,897.00
JoAnn S. Lilek	28,027,309.98	123,639.00	843.00	489,897.00
Julie Kelly	28,056,294.98	94,429.00	1,068.00	489,897.00
John McDonagh	28,024,905.98	125,368.00	1,517.00	489,897.00
Robert Romasco	25,398,938.98	2,751,622.00	1,231.00	489,897.00
Edgar Romney, Sr.	27,650,986.98	496,732.00	4,073.00	489,897.00
Stephen R. Sleigh	28,022,067.98	128,296.00	1,428.00	489,897.00

2.The appointment of Crowe LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021 was ratified. Votes cast were as follows:

FOR	AGAINST	ABSTAIN
28,460,243.98	637.00	180,808.00

3.The Amalgamated Financial Corp. Employee Stock Purchase Plan was approved. Votes cast were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,142,075.98	8,893.00	823.00	489,897.00

4.The compensation of the Company’s named executive officers was approved on a non-binding and advisory basis. Votes cast were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,045,288.98	99,528.00	6,975.00	489,897.00

Item 7.01.      Regulation FD Disclosure.

On April 28, 2021, the Company issued the press release that is furnished as Exhibit 99.2 to this Current Report on Form 8-K and that is incorporated by reference into this Item announcing that the Company’s Board of Directors had declared a quarterly dividend of $0.08 per share payable on June 1, 2021 to stockholders of record on May 14, 2021.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amalgamated Financial Corp. Employee Stock Purchase Plan (incorporated herein by reference to Annex A of the Definitive Proxy Statement).
99.2	Press release dated April 28, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Jason Darby
	Name:	Jason Darby
	Title:	Chief Accounting Officer

Date: April 28, 2021

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